Exhibit 99.1

Execution Copy

$325,000,000

PSI ENERGY, INC.

doing business as

Duke Energy Indiana, Inc.

6.05% Debentures due 2016

UNDERWRITING AGREEMENT

Dated:  June 6, 2006

Barclays Capital Inc.
LaSalle Financial Services, Inc.

c/o Barclays Capital Inc.
200 Park Avenue
New York, NY 10166

Dear Sirs:

PSI Energy, Inc., an Indiana corporation, doing business as Duke Energy Indiana, Inc. (hereinafter called the “Company”), proposes to issue and sell $325,000,000 aggregate principal amount of its 6.05% Debentures due 2016 (hereinafter called the “Debentures”), to be issued pursuant to the provisions of the Indenture, dated as of November 15, 1996, between the Company and The Bank of New York Trust Company, N.A. (successor trustee to Fifth Third Bank), as Trustee (hereinafter called the “Indenture”), as supplemented by the Tenth Supplemental Indenture to be dated as of June 9, 2006 between the Company and the Trustee (hereinafter called the “Supplemental Indenture”). The Company understands that the several Underwriters (as identified in Article II) propose to offer the Debentures for sale upon the terms and conditions contemplated by this Agreement and by the documents listed in Schedule II (such documents herein called the “Pricing Disclosure Package”).

The Company has filed with the Securities and Exchange Commission (hereinafter called the “Commission”) a registration statement (File No. 333-112552) including a prospectus relating to various securities of the Company, including debentures, and has filed with the Commission (or will promptly after the sale so file) a prospectus supplement specifically relating to the Debentures pursuant to Rule 424 under the Securities Act of 1933, as amended (hereinafter called the “Securities Act”). The term “Registration Statement” means the registration statement, as deemed revised pursuant to Rule 430B(f)(1) under the Securities Act on the date of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the Company and the Underwriters for the Debentures pursuant to Rule 430B(f)(2) under the Securities Act (the “Effective Date”). The term “Basic Prospectus” means the prospectus included in the Registration Statement. The term “Prospectus” means the Basic Prospectus together with the prospectus supplement specifically relating to the Debentures, as first filed with the Commission pursuant to Rule 424. The term “preliminary prospectus” means a preliminary prospectus supplement specifically relating to the Debentures immediately prior to the Applicable Time (as defined below) together with the Basic Prospectus. As used herein, the terms “Registration Statement”, “Basic Prospectus”, “Prospectus” and “preliminary prospectus” shall include in each case the material, if any, incorporated by reference therein. For purposes of this Agreement, the term “Applicable Time” means 2:48 p.m. (New York Time) on the date hereof.

I.

The Company hereby represents and warrants to each Underwriter that:

(a)                                  (i)  Each prospectus and prospectus supplement filed as part of the registration statement as originally filed or as part of any amendment thereto or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder, (ii) each document incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus complied when filed (and each document subsequently filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and deemed incorporated by reference into the Registration Statement, any preliminary prospectus and the Prospectus will, at the time of filing, comply) in all material respects with the provisions of the Exchange Act, and the applicable rules and regulations of the Commission thereunder, and (iii) the Registration Statement, the Permitted Free Writing Prospectus(es) (as defined below), any preliminary prospectus and the Prospectus, comply, and any amendments or supplements thereto will comply, in all material respects with the Securities Act and the applicable rules and regulations thereunder and (A) the Registration Statement will not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (i) the Pricing Disclosure Package does not, as of the Applicable Time, (ii) the Prospectus and any amendment or supplement thereto will not, as of their dates, and (iii) the Prospectus, as it may be amended or supplemented, as of the Closing Date (as defined in Article IV) will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that these representations and warranties do not apply to statements or omissions in the Registration Statement, the Permitted Free Writing Prospectus(es), any preliminary prospectus or the Prospectus based upon information furnished to the Company in writing by any Underwriter expressly for use therein.

(b)                                 Any Permitted Free Writing Prospectus listed on Schedule II hereto does not include any information that conflicts with the information (not superseded or modified as of the Effective Date) contained in the Registration Statement, any preliminary prospectus or the Prospectus.

(c)                                  At the earliest time the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) of the Debentures, the Company was not an “ineligible issuer” as defined in Rule 405 under the 1933 Act. The Company was at the time of the initial filing of the Registration Statement and since the Effective Date has been eligible to use Form S-3 under the 1933 Act.

(d)                                 (i)  The execution and delivery by the Company of this Agreement, the issuance of the Debentures in accordance with the Indenture and the Supplemental Indenture, the sale of the Debentures in accordance with this Agreement, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not result in any violation by the Company of applicable law or any terms or provisions of its articles of consolidation or by-laws or any indenture, mortgage or other agreement or instrument by which the Company or its subsidiary is bound that is material to the Company and its subsidiary, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or its subsidiary and (ii) the consolidated historical financial statements of the Company, together with related schedules, included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, present fairly in all material respects the consolidated financial position of the Company and its subsidiary at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated in accordance with generally accepted accounting principles consistently applied throughout such periods.

(e)                                  The Company (i) is a corporation duly incorporated and validly existing in good standing under the laws of the State of Indiana, (ii) except for certain operating permits for which the Company has made application but which have either been denied or have not yet been granted in the form requested, except for certain notices of violations and except as may be limited by state and federal environmental laws and regulations has due corporate and governmental authority to carry on the public utility businesses in which it is engaged and to own and operate the properties in use in such businesses and (iii) is duly qualified to do business in each jurisdiction where the failure to be so qualified would adversely affect the ability of the Company to perform its obligations under this Agreement, the Indenture and the Debentures.

(f)                                    The Company’s sole subsidiary (i) is a corporation duly incorporated and validly existing in good standing under the laws of its state of incorporation, (ii) except for certain operating permits for which the Company has made application but which have either been denied or have not yet been granted in the form requested, except for certain notices of violations and except as may be limited by state and federal environmental laws and regulations has due corporate and governmental authority to carry on the business in which it is engaged and to own and operate the properties in use of such business and (iii) is duly qualified to do business in each jurisdiction where the failure to be so qualified would adversely affect the ability of the Company to perform its obligations under this Agreement, the Indenture and the Debentures.

(g)                                 The Debentures have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Debentures have been issued, executed and authenticated in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the holders thereof will be entitled to the benefits of the Indenture and the Supplemental Indenture pursuant to which such Debentures are to be issued, and the Debentures will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(h)                                 The Indenture has been duly authorized, executed and delivered by the Company and the Supplemental Indenture has been duly authorized by the Company and, on or prior to the Closing Date, will have been validly executed and delivered by the Company. When the Supplemental Indenture has been duly executed and delivered by the Company (assuming the due authorization, execution and delivery of the Supplemental Indenture by the Trustee), each of the Indenture and the Supplemental Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the Indenture has been duly qualified under the Trust Indenture Act of 1939.

(i)                                     This Agreement has been duly authorized, executed and delivered by the Company.

(j)                                     There has not occurred any material adverse change (not in the ordinary course of business) in the condition of the Company and its subsidiary, taken as a whole, from that set forth in or contemplated by the Pricing Disclosure Package and the Prospectus.

(k)                                  The Company is not, and after giving effect to the offering and sale of the Debentures and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(l)                                     The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005. In making this assessment, management used the criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on its assessment and those criteria, management believed that the internal control over financial reporting maintained by the Company, as of December 31, 2005, was effective. The Company is not aware of any material weaknesses in its internal control over financial reporting.

(m)                               The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures were effective, as of March 31, 2006, in providing reasonable assurance that information requiring disclosure is recorded, processed, summarized, and reported within the timeframe specified by the Commission’s rules and forms.

II.

The Company hereby agrees to sell to each of the Underwriters named below, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree to purchase from the Company, each severally and not jointly, the principal amount of Debentures set forth opposite their names at a price of 99.304% of their principal amount - the purchase price - and accrued interest from June 9, 2006, to the date of payment and delivery:

Name	Principal Amount
Barclays Capital Inc.	$146,250,000
LaSalle Financial Services, Inc.	113,750,000
Calyon Securities (USA) Inc.	16,250,000
Dresdner Kleinwort Wasserstein Securities, LLC	16,250,000
M.R. Beal & Company	16,250,000
SunTrust Capital Markets, Inc.	16,250,000
Total	$325,000,000

III.

The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Debentures as soon after the execution of this Agreement as in your judgment is advisable. The Company is further advised by you that the Debentures are to be offered to the public at 99.954% of their principal amount - the public offering price - and accrued interest, and to certain dealers at a price which represents a concession of up to 0.25% of their principal amount under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of 0.20% of their principal amount, to certain other dealers.

The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Debentures contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person.

IV.

Payment for the Debentures shall be made by transfer of immediately available funds to an account identified by us in writing not less than two full business days prior to the date of payment, against delivery to you for the respective accounts of the several Underwriters of the Debentures through The Depository Trust Company at 10:00 A.M., New York time, on June 9,

2006 or at such other time on the same or such other date as may be agreed by the Company and the Underwriters. The time and date of such payment and delivery are herein referred to as the “Closing Date”. All other documents referred to herein that are to be delivered at the Closing Date shall be delivered at that time at the office of Sidley Austin LLP, 787 Seventh Avenue, New York, NY 10019. The Underwriters hereby agree to pay the Company $650,000 as an expense reimbursement.

V.

(a)                                  The Company represents and agrees that, without the prior consent of the Underwriters, it has not made and will not make any offer relating to the Debentures that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, other than a Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Debentures that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 under the Securities Act; any such free writing prospectus (which shall include the pricing term sheet discussed in Article V(b) hereof), the use of which has been consented to by the Company and the Underwriters, is listed on Schedule I and herein called a “Permitted Free Writing Prospectus.”

(b)                                 The Company agrees to prepare a term sheet specifying the terms of the Debentures not contained in any preliminary prospectus, substantially in the form of Schedule I hereto and approved by the Underwriters, and to file such pricing term sheet pursuant to Rule 433(b) under the Securities Act within the time period prescribed by such Rule.

(c)                                  The Company and the Underwriters have complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any free writing prospectus, including timely Commission filing where required and legending.

(d)                                 The Company agrees that if at any time following the issuance of a Permitted Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified as of the Effective Date) in the Registration Statement, any preliminary prospectus or the Prospectus or the Pricing Disclosure Package or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in the Pricing Disclosure Package made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use therein.

VI.

The obligations of the Company and the several obligations of the Underwriters hereunder are subject to the conditions that:

(a)                                  The Registration Statement shall have become effective under the Securities Act.

(b)                                 No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose or pursuant to Section 8A of the Securities Act shall be pending before, or threatened by, the Commission. The representations and warranties of the Company contained in Article I hereof shall be true and correct on the date hereof and on and as of the Closing Date.

(c)                                  An appropriate order or orders of the Indiana Utility Regulatory Commission necessary to permit the issue and sale of the Debentures as contemplated hereby and containing no material provision or condition which is unacceptable to the Company or the Underwriters shall be in effect and no proceedings to suspend the effectiveness of such order or orders shall be pending or threatened.

The several obligations of the Underwriters hereunder are subject to the following further conditions:

(d)                                 The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the rules and regulations under the Securities Act and in accordance herewith and each Permitted Free Writing Prospectus shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with Rule 433 under the Securities Act to the extent so required.

(e)                                  There shall have been no material adverse change (not in the ordinary course of business) in the condition of the Company and its subsidiary, taken as a whole, from that set forth in or contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus; and you shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the foregoing effect.

(f)                                    Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading of, nor shall any notice have been given of any review with a negative implication with respect to, the rating accorded any of the Company’s securities by any of Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc. or Fitch IBCA (or any of their successors).

(g)                                 You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in (b) and (c) of the first paragraph of this Article VI (provided that such certificate may omit any reference as to the extent to which provisions or conditions in the orders referred to in (c) above are acceptable to the Underwriters). The officer making such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(h)                                 You shall have received on the Closing Date the favorable opinion or opinions of Thompson Hine LLP, counsel for the Company, dated the Closing Date, to the effect that:

(i)                                     each of the Indenture and the Supplemental Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding instrument enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the Indenture has been duly qualified under the Trust Indenture Act of 1939;

(ii)                                  the Debentures, when duly executed by the Company, authenticated by the Trustee and delivered to and paid for by the Underwriters pursuant to this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the Debentures shall be entitled to the benefits of the Indenture and the Supplemental Indenture;

(iii)                               the statements in the Pricing Disclosure Package and the Prospectus under the captions “Description of the Unsecured Debt Securities” and “Certain Terms of the Debentures,” other than the statements under the captions “Description of the Unsecured Debt Securities — Global Securities” and “Certain Terms of the Debentures — Global Securities,”  insofar as such statements purport to summarize certain provisions of the documents referred to therein, fairly summarize such provisions in all material respects;

(iv)                              this Agreement has been duly executed and delivered by the Company;

(v)                                 no consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be made or obtained by the Company pursuant to the laws, rules or regulations of the State of Indiana or of the United States of America in connection with the performance of their obligations hereunder or under the Indenture and Supplemental Indenture, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Debentures by the Underwriters (about which such counsel need express no opinion) and such other approvals as have been obtained; and

(vi)                              such counsel (A) is of the opinion that the Registration Statement, as of the date of this Agreement, and any Permitted Free Writing Prospectus and the Prospectus, as of their respective dates and on the Closing Date, and any supplements or amendments thereto (except for the financial statements, schedules and other financial and statistical data included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement as to which such counsel need not express an opinion) complied or comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder and (B) except for the financial statements, schedules and other financial and statistical data included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement as to which such counsel need not express a belief, has no reason to believe that the Registration Statement as of the Effective Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Pricing Disclosure Package as of the Applicable Time contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus (as amended or supplemented if applicable) as of its date and on the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In regard to clause (vi) above, such counsel may state that their opinion and belief is based upon their participation in the preparation of the Pricing Disclosure Package, the Prospectus and any supplements and amendments thereto (other than documents incorporated by reference) and upon their review and discussion of the contents thereof and of the Registration Statement (in each case, including documents incorporated by reference), but is without independent check or verification except as specified. In giving such opinion, Thompson Hine LLP may assume matters governed by New York law and may rely, as to matters of Indiana law, on the opinion of J. William DuMond, Esq., counsel to the Company.

(i)                                     You shall have received on the Closing Date the favorable opinion of J. William DuMond, Esq. counsel to the Company, dated the Closing Date, to the effect that:

(i)                                     the Company is a corporation duly incorporated and existing in good standing under the laws of the State of Indiana, and the Company has due corporate and governmental authority to carry on the public utility businesses in which it is engaged and, except where the failure would not, singularly or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders’ equity, results of operations, business or prospects of the Company and its subsidiary, taken as a whole, to own and operate the properties in use in such businesses;

(ii)                                  the Company’s sole subsidiary is a corporation duly incorporated and existing in good standing under the laws of its state of incorporation and has due corporate and governmental authority to carry on the business in which it is engaged, except where the failure would not, singularly or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders’ equity, results of operations, business or prospects of the Company and its subsidiary, taken as a whole, and to own and operate the properties in use in such business;

(iii)                               the Company and its subsidiary are each duly qualified to transact business and are in good standing in the jurisdictions in which the conduct of their respective businesses or the ownership or leasing of their respective properties requires such qualification;

(iv)                              each of the Indenture and the Supplemental Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding instrument enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the Indenture has been duly qualified under the Trust Indenture Act of 1939;

(v)                                 the Debentures have been duly authorized and executed by the Company and, when duly authenticated by the Trustee and delivered to and paid for by the Underwriters pursuant to this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and the Debentures shall be entitled to the benefits of the Indenture and the Supplemental Indenture;

(vi)                              an appropriate order or orders of the Indiana Utility Regulatory Commission is in effect on the Closing Date and no further approval, authorization, consent or order of any other commission or other governmental authority (other than under state securities or Blue Sky laws, as to which such counsel are not called upon to express an opinion) is required for the issuance and sale of the Debentures;

(vii)                           such counsel does not know of any contract required to be filed as an exhibit to the Registration Statement, or incorporated therein by reference, which has not been so filed or incorporated by reference;

(viii)                        this Agreement has been duly authorized, executed and delivered by the Company; and

(ix)                                each document incorporated by reference in the Pricing Disclosure Package and the Prospectus (except for the financial statements and schedules and other financial and statistical data therein as to which such counsel need not express an opinion) complied when filed with the Commission as to form in all material respects with the requirements of the Exchange Act, together with the applicable rules and regulations of the Commission thereunder.

In regard to clauses (iv), (v) and (viii) above, such counsel may state that no opinion is expressed with respect to the effect of New York law.

(j)                                     You shall have received on the Closing Date an opinion of Sidley Austin LLP, counsel for the Underwriters, dated the Closing Date, covering the matters in (i), (ii), (iii), (iv) and (vi) of (h) above, provided that with respect to (vi) of (h) above, such counsel may state that their opinion and belief is based upon their participation in the preparation of the Pricing Disclosure Package and the Prospectus and any amendments and supplements thereto (other than documents incorporated by reference), and upon their review and discussion of the contents thereof and in the Registration Statement (in each case, including documents incorporated by reference), but is without independent check or verification except as specified. In giving said opinion, Sidley Austin LLP may rely, as to matters of Indiana law, on the opinion of J. William DuMond, Esq., counsel to the Company.

(k)                                  You shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to you, from Deloitte & Touche LLP, independent accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus.

VII.

In further consideration of the agreements of the Underwriters herein contained the Company covenants as follows:

(a)                                  To furnish without charge to you two signed copies of the Registration Statement (including exhibits and documents incorporated by reference), and to each other Underwriter a copy of the Registration Statement (without exhibits but including documents incorporated by reference) and, during the period mentioned in paragraph (c) below, as many copies of the Pricing Disclosure Package and the Prospectus and any amendments and supplements thereto as you may reasonably request. The terms “supplement” and “amendment” or “amend” as used in this Agreement shall include or refer to all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act which are deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus from the date of filing such documents in accordance with Form S-3.

(b)                                 To cause any preliminary prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) under the Securities Act, and before amending or supplementing the Registration Statement, the Pricing Disclosure Package or the Prospectus, to furnish to each of you a copy of each such proposed amendment or supplement.

(c)                                  If, during such period after the first date of the public offering of the Debentures as in the opinion of your counsel a prospectus covering the Debentures (or the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in the light of the circumstances when the Pricing Disclosure Package or the Prospectus (or the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if it shall be necessary to amend or supplement the Pricing Disclosure Package or the Prospectus to comply with law, forthwith to (i) prepare and make available, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Debentures may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Pricing Disclosure Package or the Prospectus or (ii) file with the Commission documents incorporated by reference in the Pricing Disclosure Package and the Prospectus, which shall be so made available to the Underwriters and such dealers, in either case so that the statements in the Pricing Disclosure Package or the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Pricing Disclosure Package or the Prospectus (or the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package or the Prospectus will comply with law.

(d)                                 To endeavor to qualify the Debentures for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Debentures for investment under the laws of such jurisdictions as you may designate.

(e)                                  To make generally available to the Company’s security holders as soon as practicable an earnings statement covering the twelve-month period beginning after the Closing Date, which shall satisfy the provisions of Section 11(a) of the Securities Act (including Rule 158 thereunder).

(f)                                    During the period beginning on the date of this Agreement and terminating on the Closing Date not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Debentures, without your prior written consent.

VIII.

The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including the fees and expenses of counsel in connection with any governmental or regulatory investigation or proceeding) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Permitted Free Writing Prospectus, any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (if used within the period set forth in paragraph (c) of Article VII hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by any Underwriter expressly for use therein.

In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon the Registration Statement, any Permitted Free Writing Prospectus, any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto or any preliminary prospectus and in respect of which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing, and the Company, upon the request of such Underwriter, shall assume the defense thereof on behalf of such Underwriter or controlling person, including the employment of counsel and payment of all expenses. In any such action, any Underwriter or any such controlling person shall have the right to employ its own counsel but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one firm of local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by you, and that such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for indemnification (or contribution as provided below) with respect to the settlement of any such action effected without its written consent, but if settled with the written consent of the Company or if there be a final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement or judgment (or to make contribution as provided below).

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to (i) information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement, any Permitted Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus or any preliminary prospectus; and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act used by them in violation of Section V.(a). In case any action shall be brought against the Company, any of its directors or any such officer or controlling person based on the Registration Statement, any Permitted Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company, and the Company, its directors or any such officer or controlling person shall have the rights and duties given to the Underwriter, by the preceding paragraph of this Article VIII.

If the indemnification provided for in the first paragraph of this Article VIII is unavailable to any Underwriter or other indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the Company, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and such Underwriter on the other from the offering of the Debentures or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of such Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

If the indemnification provided for in this Article VIII is sought solely by the Company under the third paragraph hereof and there is no claim for indemnification by any Underwriter or any person controlling such Underwriter arising out of the same misstatement or omission and if such indemnification is unavailable to the Company in respect of any losses, claims, damages or liabilities referred to in such third paragraph, then each Underwriter, in lieu of indemnifying the Company, shall contribute to the amount paid or payable by the Company as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Underwriter or Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of such Underwriter or Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the two immediately preceding paragraphs. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in such paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debentures underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Article VIII are several in proportion to their respective underwriting percentages listed in Article II hereof and not joint.

The indemnity and contribution agreements contained in this Article VIII and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Debentures.

IX.

This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company, if (a) prior to the Closing Date (i) trading in securities on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited, (ii) trading in any securities of the Company shall have been suspended on any national securities exchange in the United States or in any over-the-counter market in the United States, (iii) a general moratorium on banking activities in New York shall have been declared by Federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of hostilities or any change in the financial markets or other calamity or crisis, any of which is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event either singly or together makes it, in your reasonable judgment, impracticable or inadvisable to market the Debentures. Any termination of this Agreement pursuant to this Article IX shall be without liability on the part of the Company to the Underwriters, or the Underwriters to the Company.

X.

This Agreement shall become effective upon signature.

If any one or more of the Underwriters shall fail or refuse to purchase Debentures which it or they have agreed to purchase hereunder, and the aggregate principal amount of Debentures which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Debentures, the other Underwriters shall be obligated severally in the proportions which the principal amount of Debentures set forth opposite their names in Article II bears to the aggregate principal amount of Debentures so set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Debentures which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the principal amount of Debentures which any Underwriter has agreed to purchase pursuant to Article II hereof be increased pursuant to this Article X by an amount in excess of one-ninth of such principal amount of Debentures without the written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase Debentures and the aggregate principal amount of Debentures with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Debentures and arrangements satisfactory to you and the Company for the purchase of such Debentures are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or of the Company. In any such case which does not result in such a termination, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, the Pricing Disclosure Package and the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

Very truly yours,

PSI ENERGY, INC.

By:	/s/ Lynn Good
Name: Lynn Good
Title: Vice President and Treasurer

Accepted:

BARCLAYS CAPITAL INC.

By:	/s/ Pamela Kendall
Name: Pamela Kendall
Title: Director

LASALLE FINANCIAL SERVICES, INC.

By:	/s/ Vincent Murray
Name: Vincent Murray
Title: Managing Director

Acting severally on behalf of themselves
and the several Underwriters named in
Article II hereof

SCHEDULE I

Filed pursuant to Rule 433
June 6, 2006

Relating to
Prospectus Supplement dated June 6, 2006 to
Prospectus dated February 17, 2004
Registration Statement No. 333-112552

PSI Energy, Inc.

doing business as

Duke Energy Indiana, Inc.

Pricing Term Sheet

Issuer:                                                                                                                                                                                                            PSI Energy, Inc., doing business as Duke Energy Indiana, Inc.

Size:                                                                                                                                                                                                                        $325,000,000   6.05% Debentures due 2016

Maturity:                                                                                                                                                                                              June 15, 2016

Coupon:                                                                                                                                                                                                  6.05%

Price to Public:                                                                                                                                                                 99.954%

Yield to Maturity:                                                                                                                                                  6.056%

Spread to Benchmark Treasury:                                                                         +105 basis points

Benchmark Treasury:                                                                                                                               5.125 due May 15, 2016

Benchmark Treasury Yield:                                                                                                 5.006%

Interest Payment Dates:                                                                                                                 June 15 and December 15, commencing December 15, 2006

Redemption Provisions/                                                                                                                At any time at a discount rate of Treasury plus 20 basis points

Make-whole call:

Settlement:                                                                                                                                                                                     June 9, 2006

CUSIP:                                                                                                                                                                                                          693627 AZ 4

Ratings:                                                                                                                                                                                                    Baa1 by Moody’s Investors Service, Inc., BBB by Standard & Poor’s Ratings Services and BBB+ by Fitch Ratings, Inc.

Sch. I

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Barclays Capital Inc., an underwriter, will arrange to send you the prospectus if you request it by calling toll free 888-227-2275 Ext. 2663.

Sch. I

SCHEDULE II

PRICING DISCLOSURE PACKAGE

1)                                      Preliminary Prospectus dated June 6, 2006

2)                                      Permitted Free Writing Prospectuses

a)             Pricing Term Sheet attached as Schedule I hereto

Sch. II